                           Registration No. 33-19605

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        Post-Effective Amendment No. 11
                                      to
                                   Form S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2



A.   Exact name of Trust:       MML Bay State Variable Life Separate Account I

B.   Name of Depositor:         MML Bay State Life Insurance Company

C.   Complete address of        1295 State Street
     Depositor's principal      Springfield, MA  01111
     executive offices:

D.   Name and address of                Ann Lomeli
     Agent for Service                  Corporate Secretary
     of Process:                        1295 State Street
                                        Springfield, MA 01111


              immediately upon filing pursuant to paragraph (b) of Rule 485.
     --------
        X     on May 1, 1999 pursuant to paragraph (b) of Rule 485.
     --------
              60 days after filing pursuant to paragraph (a)(1) of Rule 485
     --------
              on                  pursuant to paragraph (a)(1) of Rule 485.
     --------
              this post effective amendment designates a new effective
     -------- date for a previously filed post effective amendment. Such effective date shall be _____________.

E.   Title of Securities being registered:   Flexible Premium Variable Whole
                                             Life Insurance Policies

F.   Approximate date of proposed            As soon as practicable after the
     public offering:                        effective date of this Registration
                                             Statement.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

         1        Cover Page; The Separate Account.

         2        Cover Page.

         3        Cover Page.

         4        Sales and Other Agreements.

         5        The Separate Account.

         6        Not Applicable.

         7        Not Applicable.

         8        Appendix F.  Financial Statement.

         9        Legal Proceedings.

         10 Detailed Description of Policy Features; Investment Options; Other Policy Information.

         11       Investment Options.

         12       Investment Options; Sales and Other Agreements.

         13       Introduction; Detailed Description of Policy Features.

         14       Detailed description of Policy Features.

         15       Premiums; Exhibit 99(11).

         16       Introduction; The Separate Account.

         17       Detailed description of Policy Features; Exhibit 99(11).

         18       The Separate Account.

         19       Other Information.

         20       Not Applicable.

         21       Policy Loan Privilege.

         22       Not Applicable.

         23       Bonding Arrangement.

         24 Detailed Description of Policy Features; Other Information; Investment Options.

         25       Other Information.

         26       Other Information; The Investment Options.

         27       Other Information.

         28       Appendix E:  Directors and Executive Officers.

         29       Other Information.

         30       Other Information.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

         31       Not Applicable.

         32       Not Applicable.

         33       Not Applicable.

         34       Not Applicable.

         35       Sales and Other Agreements.

         36       Not Applicable.

         37       Not Applicable.

         38       Sales and Other Agreements.

         39       Sales and Other Agreements.

         40       Sales and Other Agreements.

         41       Sales and Other Agreements.

         42       Not Applicable.

         43       Sales and Other Agreements.

         44       The Separate Account.

         45       Not Applicable.

         46       Account Value and Net Surrender Value; The Separate Account.

         47       The Separate Account.

         48       Not Applicable.

         49       Not Applicable.

         50       Not Applicable.

         51       Detailed Description of Policy Features; Other Policy
                  Information.

         52       Investment Options.

         53       Federal Income Tax Considerations.

         54       Not Applicable.

         55       Not Applicable.

         56       Not Applicable.

         57       Not Applicable.

         58       Not Applicable.

         59       Appendix F.

Flexible Premium Variable Whole Life Insurance Policies*

Issued by MML Bay State Life Insurance Company

This Prospectus describes a life insurance policy (the "Policy") offered by MML Bay State Life Insurance Company ("MML Bay State"). While the Policy is in force, it provides lifetime insurance protection on the Insured named in the Policy. It pays a Death Benefit at the death of the Insured.

In this Prospectus, "you" and "your" refer to the Owner of the Policy. "We," "us," and "our" refer to MML Bay State. "MassMutual" refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a wholly owned subsidiary of MassMutual.

The Policy provides premium payment and Death Benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available through the MML Trust under this Policy: MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Blend Fund.

You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Cash Surrender Value will vary, depending on the investment performance of the funds.

We service the Policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is
(413) 788-8411. Our Home Office is located in Hartford, Connecticut.

This Policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this Policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this Prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

                              EFFECTIVE MAY 1, 1999

 *Title may vary in some jurisdictions.


Table of Contents

I.   INTRODUCTION ...............................3

II.  DETAILED DESCRIPTION OF
      POLICY FEATURES
      Purchasing the Policy .....................6
      Death Benefit .............................6
      Premiums ..................................7
      Transfers .................................8
      Policy Termination and Reinstatement ......9
      Charges and Deductions ....................9
      Deductions from Premiums .................10
      Monthly Charges Against the
        Account Value ..........................10
      Daily Charges Against the
        Separate Account .......................10
      Surrender Charges ........................10
      Other Charges ............................11
      Account Value and Net
        Surrender Value.........................11
      Policy Loan Privilege ....................12

III. INVESTMENT OPTIONS
      The Guaranteed Principal Account .........14
      The Separate Account .....................14
      The Funds ................................14
      Fund Profiles.............................15
      The Investment Advisers ..................16

IV.  OTHER POLICY INFORMATION
      When We Pay Proceeds .....................17
      Payment Options ..........................17
      Beneficiary ..............................18
      Assignment ...............................18
      Limits on Our Right to Challenge
        the Policy .............................18
      Error of Age or Gender....................18
      Suicide ..................................18
      Additional Benefits You Can Get
        by Rider ...............................19
      Sales and Other Agreements ...............19
      Compensation .............................19

V.   OTHER INFORMATION
      MML Bay State and MassMutual..............21
      Annual Reports............................21
      Federal Income Tax Considerations.........21
      Your Voting Rights........................23
      Reservation of Rights.....................23
      Service Agreement.........................24
      Bonding Arrangement.......................24
      Legal Proceedings.........................24
      Year 2000.................................24
      Experts...................................24

Appendix A
      Definition of Terms ......................25

Appendix B
      Examples of Death Benefit
        Option Changes .........................27

Appendix C
      Rates of Return...........................28

Appendix D
      Illustration of Death Benefits,
        Cash Surrender Values, and
        Accumulated Premiums ...................31

Appendix E
      Directors of MML Bay State ...............36
      Principal Officers .......................37

Appendix F
      Separate Account Financial
        Statements.............................F-1
      Financial Statements ...................FF-1

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult your Policy for more information about its terms and conditions, and for any state-specific variances that may apply to your Policy. These variations will depend on the "contract state" of your Policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, Policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("Planned Premium Payments"), but if a Planned Premium Payment is not made the Policy will not necessarily terminate. If Planned Premium Payments are made they do not guarantee a Policy will remain in force. The Policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the Death Benefit under the Policy. Further, the Death Benefit may vary, and the Cash Surrender Value will vary, with the investment experience of the investment funds in which you have Account Value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 4%; it may be greater than 4%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the Policy works.


                                             HOW THE POLICY WORKS

                                               Premium Payment
                                               ---------------
                                         We deduct a Premium Expense
                                           Charge from each Premium
                                                   Payment
                                              (graphic arrow to
                                                "Net Premium")

                                                 Net Premium
                                                 -----------
                                          We allocate the Net Premium
                                         and Account Value among the
                                          Divisions of the Separate
                                         Account and the GPA based on
                                        the percentages you have chosen
                                              (graphic arrow to
         Investment Earnings                    "Account Value")                      Account Value Charges
         -------------------                                                          ---------------------
   Each day we credit or debit the    ------------------------------------           Each month we deduct for
investment earnings or losses of the             Account Value                    administrative, mortality, and
  Divisions of the Separate Account              -------------                            rider expenses
less fund investment management fees      You determine how the Account
      and separate account fees           Value is allocated among the                 Owner Access to
                                          available investment options.                 Account Value
                                              (graphic arrows to                        -------------
  We also credit interest on values         "Account Value Charges",              You may access Account Values
              in the GPA                    "Owner Access to Account              through loans and withdrawals
          (graphic arrow to               Value", "Death Benefit", and
           "Account Value")                   "Policy Surrender")                       Policy Surrender
                                                                                        ----------------
                                       ------------------------------------     In the first 15 years of coverage,
            Death Benefit                                                          if you surrender all of your
            -------------                                                       coverage or decrease your Selected
 The Death Benefit is generally the                                             Face Amount, we deduct a Surrender
Selected Face Amount or, if greater,                                            Charge from any amount we pay you.
       the Minimum Face Amount




                                                                Introduction   3

All expense charges and deductions are described in Charges and Deductions in
Part II.

A summary of the product and separate account charges follows.


-----------------------------------------------------------------------------------------------------------------------
                                              CURRENT RATE                               GUARANTEED RATE
-----------------------------------------------------------------------------------------------------------------------
  Premium Expense Charge         7.5% of premium (5.0% Sales Charge          7.5% of premium (5.0% Sales Charge
                                 plus 2.5% Premium Tax Charge)               plus 2.5% Premium Tax Charge)
-----------------------------------------------------------------------------------------------------------------------
  Administrative Charge          Tax-Qualified Policies:  $5.25 per          All Policies: $8 per month per Policy
                                 month per Policy
                                 Policies issued under our Simplified
                                 Underwriting procedures:  $5.25 per
                                 month per Policy
                                 All other Policies:  $4.00 per month
                                 per Policy
-----------------------------------------------------------------------------------------------------------------------
  Mortality Charges              A per thousand rate multiplied by the       For standard risks, the guaranteed
                                 amount at risk each month. The rate         cost of insurance rates are based on
                                 varies by the gender, Attained Age,         1980 Commissioners Standard Ordinary
                                 and risk classification of the              (CSO) Mortality Tables.
                                 Insured.
-----------------------------------------------------------------------------------------------------------------------
  Mortality and Expense          0.40% on an annual basis of daily net       0.40% on an annual basis of daily net
  Risk Charge                    asset value of the Separate Account         asset value of the Separate Account
-----------------------------------------------------------------------------------------------------------------------
Investment Management Fees                              (See separate table on next page.)
and Other Expenses
-----------------------------------------------------------------------------------------------------------------------
  Loan Interest Rate             1.5% of loaned amount                       2.0% of loaned amount
  Expense Charge
-----------------------------------------------------------------------------------------------------------------------
  Withdrawal Fee                 $25 (or 2% of amount withdrawn, if          $25 (or 2% of amount withdrawn, if
                                 less)                                       less)
-----------------------------------------------------------------------------------------------------------------------
  Surrender Charges              Coverage Years 1-15: Administrative         Coverage Years 1-15: Administrative
                                 Surrender Charge (ASC) plus Sales Load      Surrender Charge (ASC) plus Sales Load
                                 Surrender Charge (SLSC). ASC during         Surrender Charge (SLSC). ASC during
                                 Year 1 equals $5 per $1,000 of              Year 1 equals $5 per $1,000 of
                                 Selected Face Amount, then grades to        Selected Face Amount, then grades to
                                 zero during Years 2-10, and is zero         zero during Years 2-10, and is zero
                                 thereafter.  During the first 10 Years      thereafter.  During the first 10 Years
                                 of Coverage, SLSC equals 25% of             of Coverage, SLSC equals 25% of
                                 premium paid for the coverage up to         premium paid for the coverage up to
                                 the Surrender Charge Band, 5% of            the Surrender Charge Band, 5% of
                                 premium paid for the coverage in            premium paid for the coverage in
                                 excess of the Band up to twice the          excess of the Band up to twice the
                                 Band, and 4% of premium paid for the        Band, and 4% of premium paid for the
                                 coverage in excess of twice the Band        coverage in excess of twice the Band
                                 up to three times the Band. During the      up to three times the Band. During the
                                 next 5 Years of Coverage, these             next 5 Years of Coverage, these
                                 percentages are reduced, by factors         percentages are reduced, by factors
                                 set forth in the Policy, to zero by         set forth in the Policy, to zero by
                                 the end of the 15th Year.                   the end of the 15th Year.
                                 Coverage Years 16+: $0                      Coverage Years 16+: $0
-----------------------------------------------------------------------------------------------------------------------


4   Introduction

                           INVESTMENT MANAGEMENT FEES
                               AND OTHER EXPENSES

 Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.

                                                                          Total Fund
                                       Management          Other          Operating
  Fund Name                               Fees            Expenses         Expenses
---------------------------------   ---------------  ---------------   ---------------
MML Equity Fund                           0.37%            0.00%             0.37%

MML Managed Bond Fund                     0.45%            0.03%             0.48%

MML Blend Fund                            0.37%            0.00%             0.37%

MML Money Market Fund                     0.46%            0.03%             0.49%
--------------------------------------------------------------------------------------


                                                                 Introduction  5

II. Detailed Description of Policy Features


Purchasing the Policy

The Policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing Policies.

To purchase a Policy, you had to send a completed application to our Principal Administrative Office. The Policy could be issued for an Insured between the ages of 0 and 82 inclusive. Before issuing a Policy, we required evidence of insurability.

The minimum Selected Face Amount of a Policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

 .     Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process:
      $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for
      Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

 .     Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.

 .     Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages
      0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages
      46-50; and $15,000 for Ages 51 and higher.

Coverage under the Policy became effective on the Issue Date of the Policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in Good Order.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are "unisex"; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex Policies.

Right to Return the Policy. If you are not satisfied with your Policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the Policy, return it to us at our Principal Administrative Office, to the agent who sold the Policy, or to one of our agency offices. If you cancel your Policy, we will give you a refund.

In most states, this refund is the sum of:

(i)   any premium paid for the Policy; plus

(ii)  any interest credited to the Policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the Divisions of the Separate Account under this Policy to the date we receive the Policy.

In other states, this refund is equal to any premium paid for the Policy.

Consult your Policy to determine which refund applies under your Policy.

Death Benefit

While the Policy is in force, we will, upon receipt of due proof of the Insured's death, pay the Death Benefit to the named Beneficiary. Although we normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, we may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options described in the Policy.

The Death Benefit is the greater of:

(a)   the Selected Face Amount on the date of death; and


6  Detailed Description of Policy Features

(b)   the Minimum Face Amount on the date of death.

This Benefit is increased by the part of any Monthly Charge for a period beyond the date of death that was deducted from the Account Value. It is reduced by any outstanding Policy Debt and any unpaid Monthly Charges to the date of death.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the Account Value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

See Appendix B for examples of how changes in Account Value may affect the Death Benefit of a Policy.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 ($5,000 if the Policy was sold in the tax-qualified market or if simplified underwriting was used). You cannot increase the Selected Face Amount of the Policy less than six months after the Policy Date or another increase, or after the Insured reaches Attained Age 82.

If you increase the Selected Face Amount, the Mortality Charges will increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount in certain circumstances, although we believe that decreases generally are not in the best interest of an Owner. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than the minimum Selected Face Amount.

If you decrease the Selected Face Amount, a Surrender Charge may apply. We will deduct Surrender Charges from the Division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a) the Selected Face Amount of the most recent increase

(b) the Selected Face Amounts of the next most recent increases successively

(c) the initial Selected Face Amount.

If you decrease the Selected Face Amount, the Monthly Charges deducted from the Account Value will change.

If you decrease the Selected Face Amount, the Policy may become a "modified endowment contract" under federal tax law. Consult your tax advisor. (See also Modified Endowment Contracts in Part V).

We reserve the right to terminate the option to decrease the Selected Face
Amount.

Premiums

The first premium must be paid before the Policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net Premiums are allocated to the Account Value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the Policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency and initial Selected Face Amount, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the Policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the Policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a written notice to us at our Principal


                                      Detailed Description of Policy Features  7

Administrative Office. The minimum Planned Annual Premium is based on the Selected Face Amount, the Insured's age, and the first premium paid.

If a planned premium payment is not made, the Policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the Policy will remain in force. To keep the Policy in force, you must have a sufficient Account Value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Wire Transfer. You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MML Bay State Life Account #910-2-481026
Ref: Contract #
Name: (Contract Owner)

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greater of:

(a) an amount equal to $100 plus double the minimum annual premium for the Policy; and

(b) the highest premium payment amount that would not increase the amount at risk.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A Net Premium is a premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Premiums credited to the Policy on and after the Register Date will be allocated among the Divisions and the GPA according to your Net Premium allocation. Also, any Net Premiums in the Policy held before the Register Date will be allocated on that Date among the Divisions and the GPA according to your Net Premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a) the Policy Date;

(b) the day we receive your completed Part 1 of Application for the Policy; and

(c) the day we receive the first premium payment in Good Order.

Net Premium Allocation. When applying for the Policy, you indicate how you want Net Premiums allocated among the Divisions and the GPA. You may change your Net Premium allocation at any time. Just send a written notice to us at our Principal Administrative Office.

You may set your Net Premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the Account Value invested in a Division of the Separate Account to any other Division or to the GPA. Simply send us a written request. We limit transfers to four each Policy Year. This limit does not apply to a transfer of all funds in the Separate Account Divisions to the GPA.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year. You may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. There is one exception to this rule. If:

 .     you have transferred 25% of the Fixed Account Value each year for three consecutive Policy Years, and


8  Detailed Description of Policy Features

 .     you have not invested any Net Premium amount in the GPA or

 .     transferred any money into the GPA during these three years,

you may transfer the remainder of the Fixed Account Value (less any Policy Debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in Good Order at our Principal Administrative Office. We do not charge for transfers.

Policy Termination and Reinstatement

The Policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the Policy will remain in force.

The Policy may terminate if its value cannot cover the Monthly Charges.

If the Policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The Policy may terminate without value if the Account Value less any Policy Debt on a Monthly Calculation Date cannot cover the Monthly Charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The Policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the Monthly Charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the Policy will stay in force. If the Insured dies during the grace period, the Death Benefit will be payable. In this case, any unpaid Monthly Charges to the date of death will be deducted from the Death Benefit.

Reinstating Your Policy. If your Policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your Policy if:

 .     you surrendered it; or

 .     five years have passed since it terminated.

Requirements to Reinstate Your Policy.  To reinstate your Policy, we will need:

1.    a written application to reinstate;

2.    evidence, satisfactory to us, that the Insured still is insurable; and

3. a premium payment sufficient to produce an Account Value equal to triple the Monthly Charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your Policy, the Selected Face Amount will be the same as it was when it terminated. Your Account Value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any Monthly Charges then due. Surrender Charges after reinstatement will apply as if the Policy had not terminated. However, if the Surrender Charge was taken when the Policy terminated, then the applicable Surrender Charges will not be reinstated.

If you reinstate your Policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax advisor.

Charges and Deductions

We will deduct charges from the Policy to compensate us for:

(a)   providing the insurance benefits under the Policy (including any riders);

(b)   administering the Policy;

(c) assuming certain risks in connection with the Policy (including any riders); and

(d)   selling and distributing the Policy.



                                      Detailed Description of Policy Features  9

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 7.5%. It is equal to a Sales Charge of 5.0% plus a Premium Tax Charge of 2.5%. The Sales Charge reimburses us for selling and distributing the Policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the Policy.

Monthly Charges Against the Account Value

We deduct charges from the Account Value on each Monthly Calculation Date. The Monthly Charges are:

(a)   an Administrative Charge;

(b)   a Mortality Charge; and

(c)   a rider charge for any additional benefits provided by rider.

We deduct the Monthly Charges from the Division(s) and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Mortality Charge rate for that Policy month. We determine the amount at risk on the first day of each Policy month. It is the amount by which the Death Benefit (discounted at the monthly equivalent of 4% per year) exceeds the Account Value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following two standard rate classes: Nonsmoker and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical Policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your Policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering Policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The Surrender Charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the Policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage


10 Detailed Description of Policy Features following an increase in the Selected Face Amount, if you surrender the Policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge initially is $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. This charge reimburses us for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the Surrender Charge Band, plus 5% of premiums paid for the coverage in excess of the Surrender Charge Band up to twice the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of twice the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the Policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the Policy and is an amount based on the Selected Face Amount and varies by the age, gender, and smoker classification of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the Policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a Surrender Charge. The Surrender Charge is equal to the pro rata Surrender Charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the Surrender Charge for the remaining segments by the amount of the partial Surrender Charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your Policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of Policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these Policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Cash Surrender Value

The Account Value of the Policy has two components: the Variable Account Value and the Fixed Account Value.

Variable Account Value. The Variable Account Value is the sum of your values in each of the Divisions of the Separate Account. It reflects:

 .     Net Premiums allocated to the Separate Account;

 .     transfers to the Separate Account from the Guaranteed Principal Account;

 .     transfers and withdrawals from the Separate Account;

 .     Monthly Charges and Surrender Charges deducted from the Separate Account;
      and

 .     the net investment experience of the Separate Account.

These transactions are all reflected in the Variable Account Value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the Variable Account Value is reflected in the value of the accumulation units. The value of your accumulation units in a Division is equal to:

 .     the accumulation unit value in that Division; multiplied by

 .     the number of accumulation units in that Division credited to your Policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in Good Order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in Good


                                     Detailed Description of Policy Features  11

Order after that time, units will be purchased or sold as of the next Valuation Date.

The Variable Account Value of the Policy is the total of the values of the accumulation units in each Division credited to Policy.

Fixed Account Value. The Fixed Account Value is the accumulation at interest of:

 .     Net Premiums allocated to the Guaranteed Principal Account; plus

 .     amounts transferred into the GPA from the Separate Account; less

 .     amounts transferred or withdrawn from the GPA; and less

 .     Monthly Charges and Surrender Charges deducted from the GPA.

Interest on the Fixed Account Value. The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any Policy loan, the daily rate we use is the daily equivalent of:

 .     the annual loan interest rate minus the Loan Interest Rate Expense Charge;
      or

 .     4% if greater.

For the part of the fixed account in excess of any Policy loan, the daily rate we use is the daily equivalent of:

 . the current interest rate we declare; or

 . the guaranteed calendar-year interest rate we declare for the year if greater.


The current interest rate we declare will not be less than the rate determined by an index defined in the Policy, reduced by any tax charge reflecting the Policy's share of our federal income tax liability. The guaranteed calendar-year rate for each year will be at least 4%.

Cash Surrender Value.  The Cash Surrender Value of the Policy is equal to:

 .     the Account Value; less

 .     any Surrender Charges that apply; and less

 .     any Policy Debt.

You may surrender the Policy by sending a written request together with the Policy to our Principal Administrative Office. We will determine the Cash Surrender Value at the end of the Valuation Date on which we receive the request in Good Order.

Withdrawals. On any Monthly Calculation Date at least six months after the Policy Date, you may withdraw an amount, not less than $100, up to the Cash Surrender Value. We deduct a fee from the amount withdrawn. We do not charge a Surrender Charge for a Withdrawal. We will not allow a Withdrawal if it would reduce the Account Value to an amount less than the sum of the minimum Planned Annual Premiums to date.

You must state in the Withdrawal Request from which Divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in Good Order. We will process it within seven days. The Withdrawal amount you wish taken from each Division of the Separate Account and from the GPA may not exceed the non-loaned Account Value in each of these. We will reduce the Selected Face Amount by the amount of the Withdrawal.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. You must assign the Policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the Policy's Account Value less any Surrender Charge. If there is any outstanding Policy Debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the Policy loan amount from the Divisions and the GPA in proportion to the amount of Account Value in each Division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the Divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may


12 Detailed Description of Policy Features delay granting any loan from the Divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv)  the SEC permits us to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less Surrender Charges, we will send a notice to you. This notice will state the amount needed to bring the Policy Debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins, or

(ii)  5%.

If the maximum rate is less than 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. You may repay all or part of any Policy Debt at any time while the Insured is living and while the Policy is in force. We will allocate all loan repayments to the GPA. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the Policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 4% and the Policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 1.5%.

Effect of Loan. A Policy loan affects the Policy since we reduce the Death Benefit and Cash Surrender Value by the amount of the loan. If you repay the loan, we increase the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have adverse tax consequences if your Policy is a "modified endowment contract" under current federal tax law. Consult your tax advisor.

As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.



                                     Detailed Description of Policy Features  13

III. Investment Options


The Guaranteed Principal Account

You may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the Account Value in the Divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 4%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 4% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the Policies. We have since divided this segment into eight Divisions. Each Division invests in shares of a designated Fund of MML Trust or Oppenheimer Trust. We may establish additional divisions within the Segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.

The Funds

The MML Trust is an open-end, management investment company registered under the

14 Other Policy Information

Investment Company Act of 1940 ("1940 Act"). It provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of this organization are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these Funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the Policies.

MML Trust. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Four of the diversified investment portfolios of the Trust are available under this Policy.

Fund Profiles

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each Fund. Please note there can be no assurance any Fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the Funds, and the deduction of expenses applicable to each of the Funds.


                                                           Investment Options 15

                          INVESTMENT PREFERENCE CHART*
--------------------------------------------------------------------------------
                                     MML Equity Fund
                                   MML Blend Fund
                       MML Managed Bond Fund
             MML Money Market Fund
Guaranteed Principal Account
--------------------------------------------------------------------------------

Conservative       Less Conservative    Moderate    Aggressive   More Aggressive

Conservative: Investment goal is preservation of principal, while incurring little risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate: Investment goal is growth, while seeking some preservation of principal.

Aggressive: Investment goal is growth, with more tolerance for risk.

More Aggressive: Investment goal is significant growth over the long-term, with greater tolerance for risk.

*This chart is provided by Massachusetts Mutual Life Insurance Company. It does not necessarily reflect the opinion of the underlying fund managers.


MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly traded, fixed income securities.

MML Blend Fund

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

Sub-adviser to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

Sub-adviser to the Fund is David L. Babson & Company, Inc.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Babson also is the sub-adviser to the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.


16 Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the Policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the Death Benefit within seven days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office.

We can delay payment of the Death Benefit, the Cash Surrender Value, or any Withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)  trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Cash Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire Death Benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or Withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the Death Benefit from the date of death to the date of payment.

Payment Options

We will pay the Policy proceeds (the Death Benefit or the Cash Surrender Value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

------------------------------- ------------------------------------------------------------------------------------
Installments for a Specified    Equal monthly payments for any period selected, up to 30 years. The amount of each
Period                          payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
------------------------------- ------------------------------------------------------------------------------------
Life Income                     Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
------------------------------- ------------------------------------------------------------------------------------
Interest                        We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
------------------------------- ------------------------------------------------------------------------------------
Installments of Specified       Each monthly payment is for an agreed specified amount not less than $10 for each
Amount                          $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it.  Payments continue until the amount we hold runs out.
------------------------------- ------------------------------------------------------------------------------------

                                                    Other Policy Information  17

------------------------------- ------------------------------------------------------------------------------------
Life Income with Payments       Equal monthly payments based on the life of a named person. We will make payments
Guaranteed for Amount Applied   until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.
------------------------------- ------------------------------------------------------------------------------------
Joint Lifetime Income           Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.
------------------------------- ------------------------------------------------------------------------------------
Joint Lifetime Income with      Monthly payments based on the lives of two named persons. We will make payments at
Reduced Payments to Survivor    the initial level while both are living, we will reduce the payments by one-third.
                                Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.
------------------------------- ------------------------------------------------------------------------------------

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured's death. The Applicant names the Beneficiary in the application for the Policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured's lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured's death, unless provided otherwise, the Death Benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the Policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the Policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the Policy has been in force during the lifetime of Insured for two years after the its Issue Date.

For any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured's age or gender is misstated in the Policy application, we will adjust the Death Benefit we pay under the Policy based on what the Policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If the Insured dies by suicide, while sane or insane, within two years after the

18  Other Policy Information
effective date of any increase in the Selected Face Amount, the increase will terminate and we will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Waiver of Monthly Charges Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, we will waive the Monthly Charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy. Interest is not charged on the lien.

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

The Policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing Policies. MMLISI is the current broker-dealer for the existing Policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the Policy.

Agents who sell these Policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.


Premium-based Commissions
-------------------------- --------------------------------
Coverage Year 1            50% of premium paid up to the
                               Target Premium
                           2% of premium paid over the
                               Target Premium
Coverage Years 2-10        6% of premium paid up to the
                               Target Premium
                           2% of premium paid over the

                                                    Other Policy Information  19

                               Target Premium
Coverage Years 11+         2% of all premium paid
-------------------------- --------------------------------

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the Policies compensation based on premium payments for the Policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of Policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.

20  Other Policy Information

V. Other Information


MML Bay State and MassMutual

MML Bay State is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. MML Bay State was incorporated under the laws of Missouri in 1894 and is now domiciled in Connecticut. MML Bay State is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York, and in the District of Columbia. MML Bay State is a wholly owned subsidiary of MassMutual. MML Bay State is licensed to transact variable life insurance business in all U.S. states except New York, and in the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion.

MML Bay State's Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are part of MML Bay State.

Due to MML Bay State's current tax status, we do not charge the Segment for MML Bay State's federal income taxes that may be a result of activity of the Segment. Periodically, MML Bay State reviews the question of a charge to the Segment for MML Bay State's federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account, we may charge for the Policy's share of MML Bay State's federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or MML Bay State maintains the records and accounts relating to the Separate Account, the Segment and the Divisions. Each year within the 30 days following the Policy Anniversary, we will mail you a report showing:

(i)   the Account Value at the beginning of the previous Policy Year,

(ii)  all premiums paid since that time,

(iii) all additions to and deductions from the Account Value during the year, an

(iv) the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the last Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any Policy. We reserve the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax advisor. No attempt is made in this prospectus to consider any applicable state or other tax laws.


                                                            Other Information 21

Policy Proceeds, Premiums and Loans. We believe the Policy meets the IRC definition of life insurance. Therefore, the Death Benefit under the Policy generally is excludible from the gross income of the Beneficiary under the IRC.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. The IRC states that:

 .     if there is a reduction of future benefits during the first 15 years after a Policy is issued and

 .     if there is a cash distribution as a result of the reduction,

you may be taxed on all or a part of the amount distributed.

If these conditions do not apply, a Withdrawal is taxable only to the extent it exceeds your unrecovered premiums unless the Policy is a modified endowment contract. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid and not previously recovered.

If you surrender the Policy for its full Cash Surrender Value, some of the Cash Surrender Value may be considered ordinary income for tax purposes. The distribution is ordinary income to the extent the Account Value exceeds the premiums (or any other amounts paid for the Policy) paid but not previously recovered. In making this calculation, the Account Value considered is not reduced by any outstanding Policy Debt but it is reduced by any Surrender Charges.

A change of the Owner or the Insured or an exchange or assignment of the Policy may result in immediate taxable income.

We believe that under current law any loan received under the Policy will be treated as Policy Debt of an Owner. The loan will not be considered income to you unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. Interest on Policy loans used for personal purposes generally is not tax-deductible. However, you may deduct this interest if the loan proceeds are used for "trade or business" or "investment" purposes if you meet certain tax rules.

If the Owner is a business or corporation additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned Policy. The corporate alternative minimum tax may apply to any gain in the Policy. This tax also may apply to a portion of the amount by which Death Benefits received exceed the Policy's Cash Surrender Value on the date of death.

The impact of federal income taxes on values under this Policy and on the benefit to you or your Beneficiary depends on MML Bay State's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability of the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a Policy is a modified endowment contract ("MEC"), loans, partial withdrawals, and other amounts distributed under the Policy are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a MEC is also treated as a taxable distribution. In general, the amount subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a MEC if it satisfies the definition of life insurance in the IRC but fails the additional "7-pay test." A Policy fails this test if:

 .     the accumulated amount paid under the contract at any time during the first seven contract years

                                     exceeds

 .     the total premiums that would have been payable for a Policy providing guaranteed benefits and requiring the payment of only seven level annual premiums.

A Policy may pass the 7-pay test and still be taxed as a MEC if it is received in exchange for a MEC.


22 Other Information

If certain changes are made to a Policy we will re-test it to determine if it has become a MEC. For example, if you reduce the death benefit during the first seven contract years we will retest the Policy. If the test shows the Policy has become a MEC, this classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

We will retest whenever there is a "material change" to the Policy while it is in force. If there is a material change a new 7-pay test period begins at that time. The term "material change" includes any increases in death benefits.

Since the Policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a MEC, it also will be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59 1/2; or

(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer. These payments must be made at least annually.

Once a Policy fails the 7-pay test, loans and distributions in the year of failure and in future years are subject to the rules for MECs. In addition, loans and distributions received in anticipation of failing the 7-pay test are defined as any loans and distributions made within two years prior to failing the 7-pay test and are subject to taxation.

Under certain circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The Policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a Policy with such plans are complex, you should not use the Policy in this way until you have consulted a competent tax adviser. You may not use the Policy as part of an Individual Retirement Account (IRA).

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the Policy to the extent you have invested in these Divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your Policy. The Policy's number of shares of the Funds is determined by dividing the Policy's Account Value held in each Division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .     Create new Divisions of the Separate Account;

 .     Create new Separate Accounts and new Segments;

 .     Combine any two or more Separate Accounts, Segments or Divisions;

 .     Make available additional or alternative Divisions of the Separate Account investing in additional investment companies;

 .     Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund


                                                            Other Information 23
      shares already purchased or they can apply only to future purchases.

 .     Operate the Separate Account as a management investment company under the
      1940 Act or in any other form permitted by law;

 .     De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

 .     Substitute one or more Funds for other funds with similar investment objectives;

 .     Delete Funds or close Funds to future investments; and

 .     Change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $75,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $350,000 deductible) and $75,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

Year 2000

Like other businesses and governments around the world, MML Bay State could be adversely affected if the computer systems used by the company and those with which it does business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MML Bay State's parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including MML Bay State. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which MassMutual and MML Bay State conduct business, to determine their Year 2000 readiness.

MassMutual has allocated a portion of the costs related to the Year 2000 issue to MML Bay State. The costs are currently being expensed and, when measured against net gain from operations before dividends, are not material to MML Bay State.

Experts

We have included the financial statements of MML Bay State, and the Variable Life Plus Segment of MML Bay State Variable Life Separate Account I, in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MML Bay State includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Craig Waddington, FSA, MAAA, Vice President for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.


24  Other Information

Appendix A


Definition of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the Death Benefit at the Insured's death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any Surrender Charges that apply and less any Policy Debt.

Death Benefit: The amount paid following receipt of due proof of the Insured's death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any Policy Debt outstanding and any unpaid Monthly Charges to the date of death.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current Account Value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in Good Order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account ("GPA"): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured:  The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy
Date.

Issue Date: The date on which the Policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The Death Benefit needed for the Policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy Account Value each month.

Net Premium: The premium payment we receive in Good Order, minus the Premium Expense Charge.

Owner: The person or entity that owns the Policy.

Policy: The flexible premium variable whole life insurance Policy offered by MML Bay State and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

                                                                  Appendix A  25

Policy Debt: All outstanding Policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Separate Account: The Policies' designated segment of the "MML Bay State Variable Life Separate Account I" established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest Net Premiums for this Policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is equal to the minimum Planned Annual Premium. It is based on the Selected Face Amount, the first premium paid, and the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the Policy in each Division of the Separate Account multiplied by your number of units in that Division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the Policy.

26  Appendix A

Appendix B


Example of the Impact of the Account Value and Premiums on the Policy Death Benefit



--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------

 .     Selected Face Amount is $1,000,000

 .     Account Value is $50,000

 .     Minimum Face Amount is $219,000

 .     No Policy Debt

--------------------------------------------------------------------------------
Based on these assumptions,

 .     the Death Benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Face Amount increases to $350,400,

 .     the Death Benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

 .     the Death Benefit still remains at $1,000,000.

                                                                  Appendix B  27

Appendix C


Rates of Return

From time to time, we may report different types of historical performance for the Divisions of the Separate Account available under the Policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any Policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of Account Values and Cash Surrender Values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The Cash Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one-year total returns for each year shown. These rates do not reflect:

 .     the Mortality and Expense Risk Charges assessed against the Separate
      Account

 .     deductions from premiums or Monthly Charges assessed against the Account
      Value of the Policies

 .     the Policy's Surrender Charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.

28  Appendix C

                                     TABLE 1

                        EFFECTIVE ANNUAL RATES OF RETURN
                             AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------------------
                                            Since
Fund                                      Inception      15 Years      10 Years      5 Years        1 Year
MML Equity                                  14.84%        15.76%        16.39%        19.66%        16.20%
MML Managed Bond                            10.24%        10.16%         9.19%         7.07%         8.14%
MML Blend                                   13.67%       ---            13.70%        14.60%        13.56%
MML Money Market                             6.66%         6.16%         5.41%         4.95%         5.16%
--------------------------------------------------------------------------------------------------------------

   The figures in this Table do not reflect any charges at the Separate Account or Policy level.

*since inception.



Dates of inception:

MML Equity Fund - 9/15/71
MML Managed Bond Fund - 12/16/81
MML Money Market Fund - 12/16/81
MML Blend Fund - 2/3/84

                                                                  Appendix C  29

                                     TABLE 2

                             ONE YEAR TOTAL RETURNS




------------------------------------------------------------------------------

Year                              MML                              MML Money
Ended        MML Equity         Managed          MML Blend          Market
                                 Bond

1998           16.20%             8.14%            13.56%            5.16%
1997           28.59%             9.91%            20.89%            5.18%
1996           20.25%             3.25%            13.95%            5.01%
1995           31.13%            19.14%            23.28%            5.58%
1994            4.10%            (3.76%)            2.48%            3.84%
1993            9.52%            11.81%             9.70%            2.75%
1992           10.48%             7.31%             9.36%            3.48%
1991           25.56%            16.66%            24.00%            6.01%
1990           (0.51%)            8.38%             2.37%            8.12%
1989           23.04%            12.83%            19.96%            9.16%
1988           16.68%             7.13%            13.40%            7.39%
1987            2.10%             2.60%             3.12%            6.49%
1986           20.15%            14.46%            18.30%            6.60%
1985           30.54%            19.94%            24.88%            8.03%
1984            5.40%            11.69%             8.24%*          10.39%
1983           22.85%             7.26%               ---            8.97%
1982           25.67%            22.79%*              ---           11.12%*
1981            6.67%               ---               ---              ---
1980           27.62%               ---               ---              ---
1979           19.54%               ---               ---              ---
1978            3.71%               ---               ---              ---
1977           (0.52%)              ---               ---              ---
1976           24.77%               ---               ---              ---
1975           32.85%               ---               ---              ---
1974          (17.61%)**            ---               ---              ---
------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

*Since inception.
**Performance for the MML Equity Fund prior to 1974 is not available.

Dates of inception:

MML Equity Fund - 9/15/71
MML Managed Bond Fund - 12/16/81
MML Money Market Fund - 12/16/81
MML Blend Fund - 2/3/84

30  Appendix C

Appendix D


Illustration of Death Benefits,
Cash Surrender Values, and
Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Nonsmoker Male age 35. Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Cash Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amounts shown if:

 .     the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .     any Policy loan were made during the period of time illustrated

 .     the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Cash Surrender Values shown in Tables 1 and 2 reflect the following current charges:

 .     Administrative Charges of $4 per month per Policy in all years.

 .     Mortality Charges based on the current rates we are charging for
      Nonsmoker, fully underwritten risks.

 .     Mortality and Expense Risk Charges of 0.40% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .     Fund level expenses of 0.43% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values shown in Tables 3 and 4 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .     Administrative Charges equal to $8 per month per Policy in all years.

 .     Mortality Charges based on the Commissioners 1980 Standard Ordinary
      Nonsmoker Mortality Table.

 .     Mortality and Expense Risk Charges equal to 0.40% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash Surrender Values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Load Surrender Charge (during the first 15 Policy Years).

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (0.83%), 5.12%, and 11.08%, respectively, on a net basis.

                                                                   Appendix D 31

TABLE 1
Flexible Premium Variable Whole Life Insurance Policy
Male Issue Age 35, Nonsmoker                                                            $1,200 Annual Premium
Current Schedule of Charges                                                             $100,000 Selected Face Amount


                                Death Benefit Assuming Hypothetical          Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $178           $238            $297
-------------------------- -----------------------------------------------  ----------------------------------------------
    2          $2,583         $100,000       $100,000        $100,000           $1,055         $1,231          $1,414
-------------------------- -----------------------------------------------  ----------------------------------------------
    3          $3,972         $100,000       $100,000        $100,000           $1,947         $2,297          $2,677
-------------------------- -----------------------------------------------  ----------------------------------------------
    4          $5,431         $100,000       $100,000        $100,000           $2,851         $3,437          $4,097
-------------------------- -----------------------------------------------  ----------------------------------------------
    5          $6,962         $100,000       $100,000        $100,000           $3,740         $4,624          $5,661
-------------------------- -----------------------------------------------  ----------------------------------------------
    6          $8,570         $100,000       $100,000        $100,000           $4,611         $5,859          $7,383
-------------------------- -----------------------------------------------  ----------------------------------------------
    7         $10,259         $100,000       $100,000        $100,000           $5,465         $7,145          $9,282
-------------------------- -----------------------------------------------  ----------------------------------------------
    8         $12,032         $100,000       $100,000        $100,000           $6,299         $8,483         $11,376
-------------------------- -----------------------------------------------  ----------------------------------------------
    9         $13,893         $100,000       $100,000        $100,000           $7,114         $9,875         $13,686
-------------------------- -----------------------------------------------  ----------------------------------------------
    10        $15,848         $100,000       $100,000        $100,000           $7,906        $11,322         $16,236
-------------------------- -----------------------------------------------  ----------------------------------------------
    15        $27,189         $100,000       $100,000        $100,000          $11,580        $19,533         $33,723
-------------------------- -----------------------------------------------  ----------------------------------------------
    20        $41,663         $100,000       $100,000        $146,127          $14,001        $28,986         $61,918
-------------------------- -----------------------------------------------  ----------------------------------------------
    25        $60,136         $100,000       $100,000        $218,192          $15,184        $40,377        $106,957
-------------------------- -----------------------------------------------  ----------------------------------------------
    30        $83,713         $100,000       $100,000        $321,234          $15,220        $54,789        $179,460
-------------------------- -----------------------------------------------  ----------------------------------------------
    35       $113,804         $100,000       $115,054        $466,822          $13,270        $72,819        $295,457
-------------------------- -----------------------------------------------  ----------------------------------------------
    40       $152,208         $100,000       $134,403        $682,774           $6,977        $93,988        $477,464
-------------------------- -----------------------------------------------  ----------------------------------------------
    45       $201,222         $100,000       $154,882        $993,564               $0       $118,230        $758,446
-------------------------- -----------------------------------------------  ----------------------------------------------
    50       $263,778         $100,000       $178,480      $1,455,511               $0       $145,106      $1,183,343
-------------------------- -----------------------------------------------  ----------------------------------------------

                                       Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                  --------------------------------------------------------------
                      End of
                    Policy Year         0%             6%              12%
                  --------------------------------------------------------------
                         1              $898            $957          $1,017
                  --------------------------------------------------------------
                         2            $1,782          $1,957          $2,140
                  --------------------------------------------------------------
                         3            $2,651          $3,001          $3,380
                  --------------------------------------------------------------
                         4            $3,505          $4,091          $4,751
                  --------------------------------------------------------------
                         5            $4,343          $5,227          $6,264
                  --------------------------------------------------------------
                         6            $5,165          $6,413          $7,937
                  --------------------------------------------------------------
                         7            $5,968          $7,649          $9,786
                  --------------------------------------------------------------
                         8            $6,753          $8,937         $11,830
                  --------------------------------------------------------------
                         9            $7,517         $10,279         $14,089
                  --------------------------------------------------------------
                        10            $8,260         $11,675         $16,589
                  --------------------------------------------------------------
                        15           $11,588         $19,542         $33,732
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

32 Appendix D

TABLE 2
Flexible Premium Variable Whole Life Insurance Policy
Female Issue Age 35, Nonsmoker                                                          $1,200 Annual Premium
Current Schedule of Charges                                                             $100,000 Selected Face Amount


                                Death Benefit Assuming Hypothetical          Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $224           $284            $345
-------------------------- -----------------------------------------------  ----------------------------------------------
    2          $2,583         $100,000       $100,000        $100,000           $1,121         $1,299          $1,484
-------------------------- -----------------------------------------------  ----------------------------------------------
    3          $3,972         $100,000       $100,000        $100,000           $2,048         $2,402          $2,786
-------------------------- -----------------------------------------------  ----------------------------------------------
    4          $5,431         $100,000       $100,000        $100,000           $2,968         $3,561          $4,230
-------------------------- -----------------------------------------------  ----------------------------------------------
    5          $6,962         $100,000       $100,000        $100,000           $3,872         $4,769          $5,820
-------------------------- -----------------------------------------------  ----------------------------------------------
    6          $8,570         $100,000       $100,000        $100,000           $4,759         $6,026          $7,572
-------------------------- -----------------------------------------------  ----------------------------------------------
    7         $10,259         $100,000       $100,000        $100,000           $5,629         $7,335          $9,503
-------------------------- -----------------------------------------------  ----------------------------------------------
    8         $12,032         $100,000       $100,000        $100,000           $6,481         $8,699         $11,635
-------------------------- -----------------------------------------------  ----------------------------------------------
    9         $13,893         $100,000       $100,000        $100,000           $7,316        $10,120         $13,989
-------------------------- -----------------------------------------------  ----------------------------------------------
    10        $15,848         $100,000       $100,000        $100,000           $8,132        $11,602         $16,591
-------------------------- -----------------------------------------------  ----------------------------------------------
    15        $27,189         $100,000       $100,000        $107,146          $11,939        $20,035         $34,445
-------------------------- -----------------------------------------------  ----------------------------------------------
    20        $41,663         $100,000       $100,000        $168,404          $14,738        $30,025         $63,072
-------------------------- -----------------------------------------------  ----------------------------------------------
    25        $60,136         $100,000       $100,000        $250,713          $16,694        $42,439        $109,006
-------------------------- -----------------------------------------------  ----------------------------------------------
    30        $83,713         $100,000       $115,275        $363,792          $17,675        $57,927        $182,810
-------------------------- -----------------------------------------------  ----------------------------------------------
    35       $113,804         $100,000       $133,226        $522,779          $17,049        $76,567        $300,448
-------------------------- -----------------------------------------------  ----------------------------------------------
    40       $152,208         $100,000       $152,250        $750,246          $14,804        $99,510        $490,357
-------------------------- -----------------------------------------------  ----------------------------------------------
    45       $201,222         $100,000       $175,355      $1,094,232           $8,730       $127,069        $792,922
-------------------------- -----------------------------------------------  ----------------------------------------------
    50       $263,778         $100,000       $199,262      $1,585,059               $0       $158,144      $1,257,983
-------------------------- -----------------------------------------------  ----------------------------------------------

                                       Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                  --------------------------------------------------------------
                      End of
                    Policy Year         0%             6%              12%
                  --------------------------------------------------------------
                         1              $913            $974          $1,034
                  --------------------------------------------------------------
                         2            $1,814          $1,991          $2,176
                  --------------------------------------------------------------
                         3            $2,699          $3,054          $3,438
                  --------------------------------------------------------------
                         4            $3,570          $4,163          $4,832
                  --------------------------------------------------------------
                         5            $4,423          $5,320          $6,372
                  --------------------------------------------------------------
                         6            $5,261          $6,527          $8,073
                  --------------------------------------------------------------
                         7            $6,080          $7,786          $9,955
                  --------------------------------------------------------------
                         8            $6,883          $9,100         $12,036
                  --------------------------------------------------------------
                         9            $7,667         $10,472         $14,341
                  --------------------------------------------------------------
                        10            $8,434         $11,904         $16,893
                  --------------------------------------------------------------
                        15           $11,946         $20,042         $34,452
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                   Appendix D 33

TABLE 3
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Nonsmoker                                                            $1,200 Annual Premium
Guaranteed Schedules of Mortality and Expense Charges                                   $100,000 Selected Face Amount
  and Current Fund Level Charges

                                Death Benefit Assuming Hypothetical          Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $119           $177            $235
-------------------------- -----------------------------------------------  ----------------------------------------------
    2          $2,583         $100,000       $100,000        $100,000             $938         $1,107          $1,282
-------------------------- -----------------------------------------------  ----------------------------------------------
    3          $3,972         $100,000       $100,000        $100,000           $1,771         $2,104          $2,466
-------------------------- -----------------------------------------------  ----------------------------------------------
    4          $5,431         $100,000       $100,000        $100,000           $2,614         $3,169          $3,796
-------------------------- -----------------------------------------------  ----------------------------------------------
    5          $6,962         $100,000       $100,000        $100,000           $3,439         $4,275          $5,257
-------------------------- -----------------------------------------------  ----------------------------------------------
    6          $8,570         $100,000       $100,000        $100,000           $4,244         $5,422          $6,863
-------------------------- -----------------------------------------------  ----------------------------------------------
    7         $10,259         $100,000       $100,000        $100,000           $5,029         $6,612          $8,628
-------------------------- -----------------------------------------------  ----------------------------------------------
    8         $12,032         $100,000       $100,000        $100,000           $5,792         $7,845         $10,570
-------------------------- -----------------------------------------------  ----------------------------------------------
    9         $13,893         $100,000       $100,000        $100,000           $6,532         $9,123         $12,708
-------------------------- -----------------------------------------------  ----------------------------------------------
    10        $15,848         $100,000       $100,000        $100,000           $7,249        $10,449         $15,064
-------------------------- -----------------------------------------------  ----------------------------------------------
    15        $27,189         $100,000       $100,000        $100,000          $10,505        $17,904         $31,165
-------------------------- -----------------------------------------------  ----------------------------------------------
    20        $41,663         $100,000       $100,000        $134,935          $12,481        $26,332         $57,176
-------------------------- -----------------------------------------------  ----------------------------------------------
    25        $60,136         $100,000       $100,000        $200,489          $12,852        $36,043         $98,279
-------------------------- -----------------------------------------------  ----------------------------------------------
    30        $83,713         $100,000       $100,000        $289,765          $10,535        $47,088        $161,880
-------------------------- -----------------------------------------------  ----------------------------------------------
    35       $113,804         $100,000       $100,000        $407,362           $3,129        $59,555        $257,824
-------------------------- -----------------------------------------------  ----------------------------------------------
    40       $152,208         $100,000       $105,783        $570,030               $0        $73,974        $398,622
-------------------------- -----------------------------------------------  ----------------------------------------------
    45       $201,222         $100,000       $116,304        $783,232               $0        $88,781        $597,887
-------------------------- -----------------------------------------------  ----------------------------------------------
    50       $263,778         $100,000       $126,709      $1,073,126               $0       $103,015        $872,460
-------------------------- -----------------------------------------------  ----------------------------------------------


                                       Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                  --------------------------------------------------------------
                      End of
                    Policy Year         0%             6%              12%
                  --------------------------------------------------------------
                         1              $839            $897            $955
                  --------------------------------------------------------------
                         2            $1,665          $1,833          $2,008
                  --------------------------------------------------------------
                         3            $2,475          $2,808          $3,170
                  --------------------------------------------------------------
                         4            $3,268          $3,823          $4,450
                  --------------------------------------------------------------
                         5            $4,042          $4,879          $5,861
                  --------------------------------------------------------------
                         6            $4,798          $5,976          $7,417
                  --------------------------------------------------------------
                         7            $5,532          $7,115          $9,131
                  --------------------------------------------------------------
                         8            $6,246          $8,299         $11,023
                  --------------------------------------------------------------
                         9            $6,936          $9,527         $13,111
                  --------------------------------------------------------------
                        10            $7,602         $10,802         $15,418
                  --------------------------------------------------------------
                        15           $10,514         $17,912         $31,174
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


34 Appendix D


TABLE 4
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Nonsmoker                                    $1,200 Annual Premium
Guaranteed Schedules of Mortality and Expense Charges             $100,000 Selected Face Amount
  and Current Fund Level Charges

                                Death Benefit Assuming Hypothetical          Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $172           $230            $288
    2          $2,583         $100,000       $100,000        $100,000           $1,014         $1,185          $1,363
    3          $3,972         $100,000       $100,000        $100,000           $1,885         $2,224          $2,592
    4          $5,431         $100,000       $100,000        $100,000           $2,748         $3,314          $3,952
    5          $6,962         $100,000       $100,000        $100,000           $3,592         $4,445          $5,446
    6          $8,570         $100,000       $100,000        $100,000           $4,417         $5,619          $7,088
    7         $10,259         $100,000       $100,000        $100,000           $5,220         $6,836          $8,892
    8         $12,032         $100,000       $100,000        $100,000           $6,002         $8,099         $10,878
    9         $13,893         $100,000       $100,000        $100,000           $6,764         $9,410         $13,067
    10        $15,848         $100,000       $100,000        $100,000           $7,504        $10,773         $15,484
    15        $27,189         $100,000       $100,000        $100,000          $10,917        $18,488         $32,033
    20        $41,663         $100,000       $100,000        $156,608          $13,336        $27,551         $58,655
    25        $60,136         $100,000       $100,000        $232,563          $14,795        $38,643        $101,114
    30        $83,713         $100,000       $104,275        $335,259          $14,920        $52,400        $168,472
    35       $113,804         $100,000       $119,206        $474,739          $12,321        $68,509        $272,839
    40       $152,208         $100,000       $132,724        $661,264           $4,842        $86,748        $432,199
    45       $201,222         $100,000       $146,018        $917,075               $0       $105,810        $664,547
    50       $263,778         $100,000       $157,246      $1,252,018               $0       $124,798        $993,665
-------------------------- -----------------------------------------------  ----------------------------------------------

                                          Account Value Assuming Hypothetical
                                          Gross Annual Investment Return of:
                    ------------------------------------------------------------
                        End of
                      Policy Year         0%             6%              12%
                    ------------------------------------------------------------
                           1              $861            $919            $978
                           2            $1,707          $1,878          $2,056
                           3            $2,537          $2,876          $3,244
                           4            $3,349          $3,915          $4,554
                           5            $4,144          $4,996          $5,997
                           6            $4,919          $6,120          $7,589
                           7            $5,672          $7,288          $9,344
                           8            $6,404          $8,500         $11,280
                           9            $7,115          $9,761         $13,419
                          10            $7,806         $11,074         $15,785
                          15           $10,925         $18,496         $32,040
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                  Appendix D  35

Appendix E

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address                  Principal Occupation(s) During Past Five Years
--------------------------------                  ----------------------------------------------
Lawrence V. Burkett, Jr., Director,               MML Bay State
President and Chief Executive Officer                Director, President and Chief Executive Officer (since 1996)
1295 State Street                                 MassMutual
Springfield, MA  01111                               Executive Vice President and General Counsel (since 1993)
                                                     Senior Vice President and Deputy General Counsel (1992-1993)

John B. Davies, Director                          MML Bay State
1295 State Street                                    Director (since 1996)
Springfield, MA  01111                            MassMutual
                                                     Executive Vice President (since 1994)
                                                     Associate Executive Vice President (1994-1994)
                                                     General Agent (1982-1993)

Isadore Jermyn, Director and Senior Vice          MML Bay State
President and Actuary                                Director (since 1990)
1295 State Street                                    Senior Vice President and Actuary (since 1996)
Springfield, MA  01111                            MassMutual
                                                     Senior Vice President and Actuary (since 1999 and 1995-1998)
                                                     Senior Vice President and Chief Actuary (1998-1999)
                                                     Vice President and Actuary (1980-1995)

James E. Miller, Director and Senior              MML Bay State
Vice President-Life Operations                       Director and Senior Vice President-Life Operations (since 1998)
140 Garden Street                                 MassMutual
Hartford, CT  06154                                  Executive Vice President (since 1997 and 1987-1996)
                                                  UniCare Life & Health
                                                     Senior Vice President (1996-1997)

Robert J. O'Connell, Director                     MML Bay State
1295 State Street                                    Director (since 1999)
Springfield, MA  01111                            MassMutual
                                                     President and Chief Executive Officer (since 1999)
                                                  American International Group, Inc.
                                                     Senior Vice President (1991-1998)
                                                  AIG Life Companies
                                                     President and Chief Executive Officer (1991-1998)


36  Appendix E


Name, Position, Business Address                  Principal Occupation(s) During Past Five Years
--------------------------------                  ----------------------------------------------
Stuart H. Reese, Director and Senior              MML Bay State
Vice President-Investments                           Director (since 1994) and Senior Vice President-Investments (since
1295 State Street                                    1996)
Springfield, MA  01111                            MassMutual
                                                     Senior Vice President (since 1993)
                                                  Aetna Life and Casualty and Affiliates
                                                     Investment Manager (1979-1993)


Principal Officers (other than those who are also Directors):
-------------------------------------------------------------
Anne Melissa Dowling, Senior Vice                 MML Bay State
President-Large Corporate Marketing                  Senior Vice President-Large Corporate Marketing (since 1996);
140 Garden Street                                    Director (1996-1998)
Hartford, CT  06154                               MassMutual
                                                     Senior Vice President (since 1996)
                                                     Connecticut Mutual Life Insurance Company
                                                     Chief Investment Officer (1994-1996)
                                                     Travelers Insurance Co.
                                                     Senior Vice President-International (1987-1993)

Edward M. Kline, Treasurer                        MML Bay State
1295 State Street                                    Treasurer (since 1997)
Springfield, MA  01111                            MassMutual
                                                     Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Secretary                          MML Bay State
1295 State Street                                    Vice President (since 1997) and Secretary (since 1998)
Springfield, MA  01111                            MassMutual
                                                     Vice President, Secretary and Deputy General Counsel
                                                        (since 1999)
                                                     Vice President, Secretary and Associate General Counsel
                                                        (1998-1999)
                                                     Vice President, Associate Secretary and Associate General
                                                        Counsel   (1996-1998)
                                                  Connecticut Mutual Life Insurance Company
                                                     Corporate Secretary and Counsel (1988-1996)


                                                                  Appendix E  37

Report Of Independent Accountants

To the Board of Directors and Policyowners of MML Bay State Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment company, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Springfield, Massachusetts
February 25, 1999

MML Bay State Variable Life Separate Account I -  Variable Life Plus

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

                                                                                           MML           MML
                                                                             MML          Money        Managed         MML
                                                                            Equity        Market         Bond         Blend
                                                                           Division      Division      Division      Division
                                                                        -------------- ------------- ------------- -------------
ASSETS
Investment in the MML Series Investment Fund
  Number of shares (Note 2)                                                 4,788,209     2,905,230       425,701     2,919,695
                                                                        ============== ============= ============= =============
  Identified cost (Note 3B)                                              $128,110,269   $ 2,905,230   $ 5,129,538   $61,089,588
                                                                        ============== ============= ============= =============
  Value (Note 3A)                                                        $187,686,994   $ 2,905,230   $ 5,362,286   $73,235,184
Dividends receivable                                                        9,505,243        11,669        97,116     4,587,747
                                                                        -------------- ------------- ------------- -------------
        Total assets                                                      197,192,237     2,916,899     5,459,402    77,822,931

LIABILITIES
Payable to MML Bay State Life Insurance Company                               229,823         2,872         6,208        75,189
                                                                        -------------- ------------- ------------- -------------

NET ASSETS                                                               $196,962,414   $ 2,914,027   $ 5,453,194   $77,747,742
                                                                        ============== ============= ============= =============

Net Assets:
For variable life insurance policies                                     $196,917,611   $ 2,897,234   $ 5,429,570   $77,712,251
Retained in Variable Life Separate Account I by
  MML Bay State Life Insurance Company                                         44,803        16,793        23,624        35,491
                                                                        -------------- ------------- ------------- -------------

       Net assets                                                        $196,962,414   $ 2,914,027   $ 5,453,194   $77,747,742
                                                                        ============== ============= ============= =============

Accumulation units (Note 8)
  Policyowners                                                             43,951,804     1,725,122     2,298,222    21,896,449
  MML Bay State Life Insurance Company                                         10,000        10,000        10,000        10,000
                                                                        -------------- ------------- ------------- -------------
  Total units                                                              43,961,804     1,735,122     2,308,222    21,906,449
                                                                        ============== ============= ============= =============

NET ASSET VALUE PER ACCUMULATION UNIT
  December 31, 1998                                                      $       4.48   $      1.68   $      2.36   $      3.55
  December 31, 1997                                                              3.87          1.60          2.19          3.14
  December 31, 1996                                                              3.02          1.53          2.00          2.61
  December 31, 1995                                                              2.52          1.46          1.95          2.30
  December 31, 1994                                                              1.93          1.39          1.64          1.87

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Plus

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                                                                          MML           MML
                                                                            MML          Money        Managed         MML
                                                                           Equity        Market         Bond         Blend
                                                                          Division      Division      Division      Division
                                                                        ------------- ------------- ------------- -------------
Investment income
Dividends (Note 3B)                                                      $ 9,506,858   $   116,742   $   333,688   $ 6,458,113

Expenses
Mortality and expense risk fees (Note 4)                                     718,909         9,284        20,820       292,738
                                                                        ------------- ------------- ------------- -------------

Net investment income (Note 3C)                                            8,787,949       107,458       312,868     6,165,375
                                                                        ------------- ------------- ------------- -------------

Net realized and unrealized gain(loss) on investments
Net realized gain on investments (Notes 3B, 3C and 6)                      5,422,496             -        18,941     1,677,263
Change in net unrealized appreciation/depreciation of investments         12,359,358             -        55,047     1,205,048
                                                                        ------------- ------------- ------------- -------------

Net gain on investments                                                   17,781,854             -        73,988     2,882,311
                                                                        ------------- ------------- ------------- -------------

Net increase in net assets resulting from operations                     $26,569,803   $   107,458   $   386,856   $ 9,047,686
                                                                        ============= ============= ============= =============


                       See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -  Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1998 and 1997


                                                                         1998
                                          -----------------------------------------------------------------
                                                                  MML              MML
                                                 MML             Money           Managed           MML
                                               Equity            Market           Bond            Blend
                                              Division          Division        Division         Division
                                          --------------   --------------   --------------   --------------
Increase (decrease) in net assets
Operations:
  Net investment income                   $   8,787,949    $     107,458    $     312,868    $   6,165,375
  Net realized gain (loss)
    on investments                            5,422,496               --           18,941        1,677,263
  Change in net unrealized
    appreciation
    of investments                           12,359,358               --           55,047        1,205,048
                                          --------------   --------------   --------------   --------------
Net increase in net assets
  resulting from operations                  26,569,803          107,458          386,856        9,047,686
                                          --------------   --------------   --------------   --------------

Capital transactions: (Note 8)
  Transfer of net premium                    26,611,733          360,189          723,643       10,632,506
  Transfer to Guaranteed
    Principal Account                          (175,670)              --             (274)         (10,622)
  Transfer of surrender values               (6,040,828)         (67,717)        (136,976)      (2,786,150)
  Transfer due to death benefits               (589,701)         (10,531)         (24,689)        (200,152)
  Transfer due to policy loans,
    net of repayments                        (4,888,449)         (43,155)         (98,594)      (1,803,232)
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                      (40,116)           1,675           (7,456)        (117,188)
  Withdrawal due to charges for
    administrative and insurance
    costs                                   (12,007,949)        (155,970)        (368,745)      (5,339,815)
  Divisional transfers                          179,912          708,156            7,268         (895,336)
                                          --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
    resulting from capital transactions       3,048,932          792,647           94,177         (519,989)
                                          --------------   --------------   --------------   --------------
Total increase (decrease)                    29,618,735          900,105          481,033        8,527,697

NET ASSETS, at beginning
  of the year                               167,343,679        2,013,922        4,972,161       69,220,045
                                          --------------   --------------   --------------   --------------
NET ASSETS, at end
  of the year                             $ 196,962,414    $   2,914,027    $   5,453,194    $  77,747,742
                                          ==============   ==============   ==============   ==============

                                                                          1997
                                            -----------------------------------------------------------------
                                                                   MML              MML
                                                 MML              Money           Managed           MML
                                               Equity            Market             Bond           Blend
                                              Division          Division          Division        Division
                                            --------------   --------------   --------------   --------------
Increase (decrease) in net assets
Operations:
  Net investment income                     $  11,916,534    $      97,620    $     292,964    $   6,211,680
  Net realized gain (loss)
    on investments                              3,521,008               --          (43,086)       1,108,467
  Change in net unrealized
    appreciation
    of investments                             20,304,272               --          182,455        4,240,961
                                            --------------   --------------   --------------   --------------
Net increase in net assets
  resulting from operations                    35,741,814           97,620          432,333       11,561,108
                                            --------------   --------------   --------------   --------------
Capital transactions: (Note 8)
  Transfer of net premium                      28,357,669          370,219          785,116       11,772,004
  Transfer to Guaranteed
    Principal Account                             (22,724)              --               --          (20,713)
  Transfer of surrender values                 (4,776,027)         (33,994)        (203,043)      (1,472,337)
  Transfer due to death benefits                 (127,308)              --           (5,743)        (107,104)
  Transfer due to policy loans,
    net of repayments                          (3,952,762)         (73,338)        (113,501)      (1,739,176)
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                        (23,339)            (369)            (976)         (33,155)
  Withdrawal due to charges for
    administrative and insurance
    costs                                     (11,901,583)        (173,831)        (392,070)      (5,415,180)
  Divisional transfers                            980,651         (305,024)        (261,865)        (413,761)
                                            --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
    resulting from capital transactions         8,534,577         (216,337)        (192,082)       2,570,578
                                            --------------   --------------   --------------   --------------
Total increase (decrease)                      44,276,391         (118,717)         240,251       14,131,686

NET ASSETS, at beginning
  of the year                                 123,067,288        2,132,639        4,731,910       55,088,359
                                            --------------   --------------   --------------   --------------
NET ASSETS, at end
  of the year                               $ 167,343,679    $   2,013,922    $   4,972,161    $  69,220,045
                                            ==============   ==============   ==============   ==============

                       See Notes to financial Statements

MML Bay State Variable Life Separate Account I - Variable Life Plus

Notes To Financial Statements

1.   HISTORY

     MML Bay State Variable Life Separate Account I ("Separate Account I") is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company ("MML Bay State") in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

     MML Bay State maintains three segments within Separate Account I. The initial segment ("Variable Life Segment") is used exclusively for MML Bay State's limited payment variable whole life insurance policy.

     On August 4, 1988, MML Bay State established a second segment ("Variable Life Plus Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy, known as Variable Life Plus.

     On July 24, 1995, MML Bay State established a third segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy, known as Variable Life Select.

     Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940. MML Bay State paid $40,000 to the Variable Life Plus Segment on August 4, 1988 to provide initial capital:
     12,216 shares were purchased in the four series of shares of the management investment company described in Note 2 supporting the divisions of the Variable Life Plus Segment.

2.   INVESTMENT OF THE VARIABLE LIFE PLUS SEGMENT'S ASSETS

     The Variable Life Plus Segment maintains four divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund.

     MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four of six separate series of the MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. MassMutual serves as investment manager of the MML Trust. David L. Babson & Company, Inc. ("Babson") a controlled subsidiary of MassMutual, serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund.

     In addition to the four divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Variable Life Plus Segment in the preparation of the financial statements in conformity with generally accepted accounting principles.

     A.   Investment Valuation

     Investments in MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are each stated at market value which is the net asset value per share of each of the respective funds.

     B.   Accounting For Investments

     Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.   Federal Income Taxes

     MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MML Bay State's total operation and is not taxed separately. The Variable Life Plus Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Plus Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Plus Segment's divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

     D.   Policy Loan

     When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

     The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

     E.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     MML Bay State charges the Variable Life Plus Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division's net assets.

     MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Plus Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.   SALES AGREEMENTS

     MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing policies.

     Pursuant to underwriting and servicing agreements, commissions, or other fees due to registered representatives for servicing the policies are paid by MML Bay State through MMLISI. MMLISI also receives compensation for its actions as underwriters of the policies.

6. PURCHASES AND SALES OF INVESTMENTS



                                                                    MML           MML
                                                      MML          Money        Managed        MML
  For The Year Ended                                 Equity        Market         Bond        Blend
  December 31, 1998                                 Division      Division      Division     Division
  -----------------                              ------------- ------------- ------------- -------------
  Cost of purchases                              $ 26,629,496   $ 1,742,379     $ 933,454  $ 12,160,429
  Proceeds from sales                              11,751,230       832,291       542,240     6,359,744
  Average monthly value of securities             177,537,383     2,316,574     5,196,975    72,345,147

7. NET INVESTMENT RETURN

   The following table shows the net investment return for each division in the Variable Life Plus Segment:

                                                                  MML           MML
                                                    MML          Money        Managed         MML
For The Year Ended                                 Equity        Market         Bond         Blend
December 31, 1997                                 Division      Division      Division      Division
-----------------                               ------------- ------------- ------------- -------------
      1998                                         14.84%        4.63%         7.43%         12.40%
      1997                                         24.57%        4.64%         9.04%         18.52%
      1996                                         18.29%        4.47%         2.85%         12.83%
      1995                                         26.30%        5.03%        16.89%         20.32%
      1994                                          3.72%        3.41%        (3.90%)         2.23%


The net investment return for each division of the Variable Life Plus Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS


                                                                       MML           MML
                                                         MML          Money        Managed         MML
   For The Year Ended                                   Equity        Market         Bond         Blend
   December 31, 1998                                   Division      Division      Division      Division
   -----------------                                 ------------- ------------- ------------- -------------
   Units purchased                                      6,457,940       219,843       318,132     3,211,770
   Units withdrawn and transferred to
     Guaranteed Principal Account                      (5,777,556)     (169,307)     (276,869)   (3,086,508)
   Units transferred between divisions                     51,997       428,412           146      (279,182)
                                                     ------------- ------------- ------------- -------------
   Net increase (decrease)                                732,381       478,948        41,409      (153,920)
   Units, at beginning of the year                     43,229,423     1,256,174     2,266,813    22,060,369
                                                     ------------- ------------- ------------- -------------
   Units, at end of the year                           43,961,804     1,735,122     2,308,222    21,906,449
                                                     ============= ============= ============= =============
                                                                        MML            MML
                                                          MML          Money         Managed        MML
   For The Year Ended                                    Equity        Market         Bond         Blend
   December 31, 1997                                    Division      Division      Division     Division
   -----------------                                 ------------- ------------- ------------- -------------
   Units purchased                                      8,235,720       237,408       379,946     4,113,955
   Units withdrawn and transferred to
     Guaranteed Principal Account                      (6,024,705)     (179,557)     (343,176)   (3,054,002)
   Units transferred between divisions                    293,723      (195,299)     (131,838)     (143,124)
                                                     ------------- ------------- ------------- -------------
   Net increase                                         2,504,738      (137,448)      (95,068)      916,829
   Units, at beginning of the year                     40,724,685     1,393,622     2,361,881    21,143,540
                                                     ------------- ------------- ------------- -------------
   Units, at end of the year                           43,229,423     1,256,174     2,266,813    22,060,369
                                                     ============= ============= ============= =============

9.   CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

As discussed in Note 1, the financial statements only represent activity of MML Bay State's Variable Life Plus Segment. The combined net assets as of December 31, 1998 for Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:


                                           MML         MML                     *Oppenheimer              *Oppenheimer  *Oppenheimer
                              MML          Money      Managed         MML       Aggressive  *Oppenheimer    Global       Strategic
                             Equity       Market       Bond          Blend        Growth       Growth      Securities      Bond
                            Division     Division     Division      Division     Division     Division      Division     Division
                         ------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
Total assets             $ 361,917,058 $ 11,803,365 $ 10,337,939 $ 125,427,799 $ 38,128,891 $ 34,418,326 $  24,447,825 $  4,102,856
Total liabilities              728,451       65,677       28,732       231,393       15,462       74,765        28,575       10,627
                         ------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
Net assets               $ 361,188,607 $ 11,737,688 $ 10,309,207 $ 125,196,406 $ 38,113,429 $ 34,343,561 $  24,419,250 $  4,092,229
                         ============= ============ ============ ============= ============ ============ ============= ============
Net assets:
For variable life
  insurance policies     $359,305,125  $ 11,526,062 $ 10,209,725 $ 123,799,499  $ 38,104,940 $34,332,848  $ 24,411,353  $ 4,085,672
Retained in Variable Life
  Separate Account I by
  MML Bay State Life
  Insurance Company         1,883,482       211,626       99,482     1,396,907         8,489      10,713         7,897        6,557
                         ------------- ------------ ------------ -------------- ------------ ------------ ------------- ------------
Net assets               $361,188,607  $ 11,737,688 $ 10,309,207 $ 125,196,406  $ 38,113,429 $34,343,561  $ 24,419,250  $ 4,092,229
                         ============= ============ ============ ============== ============ ============ ============= ============

* Offered to the Variable Life Select Segment only.

Report Of Independent Accountants

To the Board of Directors and Policyholders of MML Bay State Life Insurance Company

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in shareholder's equity, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION
                                                                                   December 31,
                                                                        1998                           1997
                                                                       ------                         ------
                                                                                  (In Millions)
Assets:
Bonds                                                              $    28.6                       $   38.5
Policy loans                                                            24.1                           16.1
Cash and short-term investments                                         17.2                            3.5
                                                                   ---------                       --------
                                                                        69.9                           58.1
Investment and insurance amounts
 receivable                                                              1.7                            2.0
Transfer due from separate accounts                                    103.0                           75.8
Federal income tax receivable                                            4.2                              -
                                                                    --------                       --------
                                                                       178.8                          135.9
Separate account assets                                              2,031.7                        1,400.1
                                                                    --------                       --------
                                                                    $2,210.5                       $1,536.0
                                                                    ========                       ========

                 See notes to statutory financial statements.

MML Bay State Life Insurance Company


                                                                                   December 31,
                                                                      1998                              1997
                                                                      ----                              ----

                                                                       ($ In Millions Except for Par Value)
Liabilities:
Policyholders' reserves and funds                                  $   47.3                        $   36.2
Policyholders' claims and other benefits                                2.9                             1.9
Payable to parent                                                      10.8                            21.7
Federal income tax                                                                                      3.9
Other liabilities                                                       7.9                             8.1
                                                                   --------                        --------
                                                                       68.9                            71.8
Separate account liabilities                                        2,027.7                         1,396.7
                                                                   --------                        --------
                                                                    2,096.6                         1,468.5
                                                                   --------                        --------
Shareholder's equity:
Common stock, $200 par value
    25,000 shares authorized
    12,501 shares issued and outstanding                                2.5                             2.5
Paid-in capital and contributed surplus                               121.7                            71.7
Surplus                                                               (10.3)                           (6.7)
                                                                   ---------                       ---------
                                                                      113.9                            67.5
                                                                   --------                        --------
                                                                   $2,210.5                        $1,536.0
                                                                   ========                        ========

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME


                                                                                 Years Ended December 31,
                                                                        1998               1997             1996
                                                                       ------             ------           ------
                                                                                      (In Millions)
Revenue:
Premium income                                                         $573.0             $606.6          $441.2
Net investment income                                                     4.9                3.9             4.2
Fees and other income                                                    78.8               61.7            42.4
                                                                       ------             ------          ------
                                                                        656.7              672.2           487.8
                                                                        -----              -----           -----
Benefits and expenses:
Policyholders' benefits and payments                                     53.0               34.3            11.0
Addition to policyholders' reserves and funds                           494.9              543.9           401.7
Operating expenses                                                       47.8               38.3            24.0
Commissions                                                              42.1               35.4            28.1
State taxes, licenses and fees                                           12.9               11.2             9.1
                                                                       ------             ------          ------
                                                                        650.7              663.1           473.9
                                                                       ------             ------          ------
Net gain from operations
 before federal income taxes                                              6.0                9.1            13.9
Federal income taxes                                                     11.9               15.9            11.8
                                                                       ------             ------          ------
Net gain (loss) from operations                                          (5.9)              (6.8)            2.1
Net realized capital loss                                                (0.2)              (0.1)           (0.1)
                                                                       ------             ------          ------
Net income (loss)                                                      $ (6.1)            $ (6.9)         $  2.0
                                                                       ======             ======          ======

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                              Years Ended December 31,
                                                                        1998               1997            1996
                                                                       ------             ------          ------
                                                                                      (In Millions)
Shareholder's equity, beginning of year                               $  67.5              $ 77.6         $ 50.3
                                                                      -------              ------         ------
Increases (decrease) due to:
  Net income (loss)                                                      (6.1)               (6.9)           2.0
  Capital contribution                                                   50.0                   -           25.5
  Other                                                                   2.5                (3.2)          (0.2)
                                                                      -------              ------         ------
                                                                         46.4               (10.1)          27.3
                                                                      -------              ------         ------
Shareholder's equity, end of year                                     $ 113.9              $ 67.5         $ 77.6
                                                                      ========             ======         ======


                 See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS


                                                                               Years Ended December 31,
                                                                          1998              1997             1996
                                                                         ------            ------           ------
                                                                                       (In Millions)
Operating activities:
  Net income (loss)                                                     $  (6.1)           $ (6.9)       $    2.0
  Addition to policyholders' reserves and funds,
   net of transfers to separate accounts                                   12.1              10.5             7.0
  Net realized capital loss                                                 0.2               0.1             0.1
  Change in receivable from separate accounts                             (27.2)            (25.6)          (21.2)
  Change in (payable) receivable to parent                                (10.9)             22.8            (0.2)
  Change in federal taxes (payable) receivable                             (8.1)              5.0            (1.0)
  Other changes                                                             1.8              (9.7)            1.5
                                                                        -------            ------        --------
  Net cash used in operating activities                                   (38.2)             (3.8)          (11.8)
                                                                        -------            ------        --------
Investing activities:
  Loans and purchases of investments                                      (15.5)            (20.1)          (35.9)
  Sales and maturities of investments and receipts
   from repayments of loans                                                17.4              20.4            28.7
                                                                        -------            ------        --------
     Net cash provided by (used in) investing activities                    1.9               0.3            (7.2)
                                                                        -------            ------        --------
Financing activities:
  Capital and surplus contribution                                         50.0                 -            25.5
                                                                        -------            ------        --------
  Net cash provided by financing activities                                50.0                 -            25.5
                                                                        -------            ------        --------
Increase (decrease) in cash and short-term investments                     13.7              (3.5)            6.5
Cash and short-term investments, beginning of year                          3.5               7.0             0.5
                                                                        -------            ------        --------
Cash and short-term investments, end of year                            $  17.2            $  3.5        $    7.0
                                                                        =======            ======        ========




                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

   MML Bay State Life Insurance Company (the "Company") is a wholly-owned stock life subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company is primarily engaged in the sale of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents and brokers. The Company is licensed to sell life insurance and annuities in the District of Columbia and 49 states (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

   The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri. On June 30, 1997, the Company redomesticated from the state of Missouri to the state of Connecticut which did not have any effect on the accounting practices being followed. These statutory financial statements are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, since the Department of Insurance of the State of Connecticut has not approved Codification, the ultimate impact cannot be determined at this time.

   The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these statutory financial statements.

   Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

   The following is a description of the Company's principal accounting policies and practices.

A. Investments

   Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost.

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

   Short-term investments are stated at amortized cost, which approximates fair value.

   In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize surplus against declines in the value of bonds. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the life of the underlying asset. Net realized after tax capital losses of $0.1 million in 1998, 1997 and 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $0.1 million in 1998, 1997 and 1996. The IMR is included in other liabilities on the Statutory Statement of Financial Position.

   Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets, consisting of holdings in an open-ended series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. The transfer due from separate accounts represent the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $4.0 million and $3.4 million of its assets invested in the separate account as of December 31, 1998 and 1997, respectively.

   Net transfers to separate accounts of $481.2 million, $479.4 million, and $356.1 million in 1998, 1997 and 1996, respectively, are included in the addition to policyholders' reserves and funds.

C. Policyholders' Reserves

   Policyholders' reserves for life insurance contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.28 to 6.0 percent.

   The Company made certain changes in the valuation of policyholders' reserves which increased surplus by $2.6 million in 1998 and decreased surplus by $3.0 million in 1997.

D. Premium and Related Expense Recognition

   Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations when incurred.

E. Cash and Short-Term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be short-term investments.

2. SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $6.7 million of shareholder's equity is available for distribution to the shareholder in 1999 without prior regulatory approval.

   During 1998, MassMutual contributed additional paid-in capital of $50.0 million to the Company. Additionally, in 1996, MassMutual contributed additional paid-in capital of $25.0 million to the Company and purchased an additional 2,500 shares of common stock for $0.5 million.

3. RELATED PARTY TRANSACTIONS

   MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $47.8 million, $26.8 million and $16.4 million in 1998, 1997 and 1996, respectively.

   The Company has reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a yearly renewal term basis. Premium income and policy benefits and payments are stated net of reinsurance. Premium income of $4.7 million, $5.1 million and $3.8 million was ceded to MassMutual in 1998, 1997 and 1996, respectively. Policyholder benefits of $2.2 million, $5.5 million and $3.1 million were ceded to MassMutual in 1998, 1997 and 1996, respectively.

   The Company entered into a stop-loss agreement with MassMutual on January 1, 1997 under which the Company cedes claims, which, in aggregate exceed 18% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. For 1998 and 1997, the aggregate limit was $37.0 million and $15.4 million, respectively and it was not exceeded in any of the years. The Company paid approximately $0.9 million and $1.0 million in premiums to MassMutual under the agreement in 1998 and 1997, respectively.

4. FEDERAL INCOME TAXES

   The provision for federal income taxes is based upon the Company's estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual's other eligible life and non-life affiliates. MassMutual and its eligible life affiliates and its non-life affiliates are subject to a written tax allocation agreement which allocates the group's tax liability for payment purposes. Generally, the agreement provides that affiliates shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining MassMutual's consolidated income tax returns through the year 1992 and is currently examining the years 1993 and 1994. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

   Federal tax payments were $20.2 million in 1998, $10.9 million in 1997 and $12.8 million in 1996.

5.   INVESTMENTS

     The Company maintains a diversified investment portfolio. Investment policies limit concentration in an asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

 A.  Bonds

     The carrying value and estimated fair value of bonds are as follows:


                                                                   December 31, 1998
                                                                   -----------------
                                                                   Gross             Gross            Estimated
                                               Carrying         Unrealized        Unrealized             Fair
                                                Value              Gains             Losses             Value
                                               ---------        ----------        -----------        ----------
                                                                        (In Millions)
     U. S. Treasury securities                 $ 5.6              $0.1                 $  -              $ 5.7
      and obligations of U. S.
      government corporations
      and agencies
     Mortgage-backed securities                  4.6               0.1                    -                4.7
     Corporate debt securities                  17.9               0.6                   0.1              18.4
     Utilities                                   0.5                 -                    -                0.5
                                               -----              ----                  ----             -----
      TOTAL                                    $28.6              $0.8                  $0.1             $29.3
                                               =====              ====                  ====             =====

                                                                   December 31, 1997
                                                                   -----------------
                                                                   Gross             Gross            Estimated
                                               Carrying         Unrealized        Unrealized             Fair
                                                Value              Gains             Losses             Value
                                               ---------        ----------        -----------        ----------
                                                                        (In Millions)

     U. S. Treasury securities                 $ 7.6              $0.1                $   -             $ 7.7
      and obligations of U. S.
      government corporations
      and agencies
     Mortgage-backed securities                  6.5               0.1                    -               6.6
     Corporate debt securities                  23.9               0.4                    -              24.3
     Utilities                                   0.5                 -                    -               0.5
                                               -----              ----                  ----            -----
      TOTAL                                    $38.5              $0.6                $   -             $39.1
                                               =====              ====                  ====            =====

     The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                                       Estimated
                                                                        Carrying                         Fair
                                                                         Value                           Value
                                                                        ---------                      ---------
                                                                                     (In Millions)
           Due in one year or less                                       $ 1.8                           $ 1.8
           Due after one year through five years                          13.6                            13.9
           Due after five years through ten years                          6.4                             6.6
           Due after ten years                                             1.5                             1.5
                                                                         -----                           -----
                                                                          23.3                            23.8
           Mortgage-backed securities, including
           securities guaranteed by the
           U.S. Government                                                 5.3                             5.5
                                                                         -----                           -----
            TOTAL                                                        $28.6                           $29.3
                                                                         =====                           =====

     Proceeds from sales and maturities of investments in bonds were $17.4 million during 1998, $20.4 million during 1997 and $28.7 million during 1996. Gross capital gains of $0.1 million in 1998, 1997 and 1996 and gross capital losses of $0.1 million in 1998, 1997, and 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

 B.  Other

     Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

6.   BUSINESS RISKS AND CONTINGENCIES

     Approximately 45% and 49% of the Company's premium revenue in 1998 and 1997, respectively, was derived from three customers and approximately 52% of the Company's premium revenue in 1996 was derived from two customers.

     The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

     The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

7.   AFFILIATED COMPANIES

     The relationship of the Company, its parent and affiliated companies as of December 31, 1998 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    CM Assurance Company
    CM Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC
    MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S. A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S. A. - 33.5%
         MassMutual International (Luxembourg) S. A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                             RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                  REPRESENTATIONS UNDER SECTION 26 (e)(2)(A)
                     OF THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                  CONTENTS OF POST-EFFECTIVE Amendment No. 11

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 57 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

     1.   PricewaterhouseCoopers LLP, independent accountants;

     2.   Counsel opining as to the legality of securities being registered;

     3. Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

     99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

     A.1. Resolution of Board of Directors of MML Bay State establishing the Separate Account./1/

          2.   Not applicable.

          3.   Distribution Contracts:

               a. Form of Distribution Servicing Agreement between MML Investors Services, Inc. and MML Bay State./2/

               b.   Not applicable.

               c.   Not applicable.

          4.   Not applicable.

          5.   Form of Flexible Premium Variable Whole Life Insurance
               Policy./1/

          6.   a.   Certificate of Incorporation of MML Bay State./1/

               b.   By-Laws of MML Bay State./1/

--------

/1/ Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement filed as an exhibit with the Commission on April 26, 1998.
/2/ Incorporated by reference to Post-Effective Amendment No. 1 of Registration Statement 33-82060 as an exhibit filed with the Commission effective May 1, 1996.

          7.   Not applicable.

          8.   Not applicable.

          9.   Not applicable.

          10. Form of Application for a flexible premium variable whole life insurance policy./1/

          11. Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy./1/

     B. Opinion and Consent of Counsel as to the legality of the securities being registered.

     C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     D.   Not applicable.

     E.   Consent of PricewaterhouseCoopers LLP

     F. Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered.

     G.   1. a. Powers of Attorney/3/

             b. Powers of Attorney for Edward M. Kline, John Miller, Jr., and
                James Miller./4/

             c. Power of Attorney for Robert J. O'Connell./5/

--------------

/1/ Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement filed as an exhibit with the Commission on April 26, 1998.
/2/ Incorporated by reference to Post-Effective Amendment No. 1 of Registration Statement 33-82060 as an exhibit filed with the Commission effective May 1, 1996.
/3/ Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-79750 as an exhibit filed with the Commission effective May 1, 1998.
/4/ Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 33-79750 filed on Form S-2 as an exhibit with the Commission on March 26, 1999.
/5/ Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 33-76920 filed on Form N-4 as an exhibit with the Commission in April, 1999.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 33-19605 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No.33-19605 to Registration Statement No. 11 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

     MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

     MML BAY STATE LIFE INSURANCE COMPANY
     (Depositor)

     By: /s/ Lawrence V. Burkett, Jr.*
         -----------------------------
         Lawrence V. Burkett, Jr., Director, President and
         Chief Executive Officer
         MML Bay State Life Insurance Company

/s/ Richard M. Howe        On April 22, 1999, as Attorney-in-Fact pursuant to
---------------------      powers of attorney.
*Richard M. Howe


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 11 to Registration Statement No. 33-19605 has been signed by the following persons in the capacities and on the dates indicated.


     Signature                    Title                                       Date
     ---------                    -----                                       ----
/s/ Lawrence V. Burkett, Jr.*     Director, President and Chief               April 22, 1999
-----------------------------     Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*              Vice President and Treasurer                April 22, 1999
------------------------          (Principal Financial Officer)
Edward M. Kline

/s/ John M. Miller, Jr.*          Vice President and Comptroller              April 22, 1999
------------------------          (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*               Director                                    April 22, 1999
------------------------
John B. Davies

/s/ Stuart H. Reese*              Director                                    April 22, 1999
------------------------
Stuart H. Reese.

/s/ Isadore Jermyn*               Director                                    April 22, 1999
------------------------
Isadore Jermyn

/s/ James Miller*                 Director                                    April 22, 1999
------------------------
James Miller

/s/ Robert J. O'Connell*          Director                                    April 22, 1999
------------------------
Robert J. O'Connell

/s/ Richard M. Howe               On April 22, 1999, as Attorney-in-Fact pursuant to
------------------------          powers of attorney.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL
                     --------------------------------------

As Counsel for MML Bay State, I, Richard M. Howe, have reviewed this Post-Effective Amendment No. 11 to Registration Statement No. 33-19605, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.


/s/ Richard M. Howe
-------------------
Richard M. Howe
Second Vice President & Assoc. General Counsel
Massachusetts Mutual Life Insurance Company

                                  EXHIBIT LIST


          99.B.    Opinion and Consent of Richard M. Howe, Esq.

          99.E.    Consent of PricewaterhouseCoopers LLP

          99.F.    Opinion and Consent of Craig Waddington, FSA, MAAA